UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

MANHATTAN ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)

Georgia	000-23999	58 2373424
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Windy Ridge Parkway Suite 1000 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 955-7070

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Manhattan Associations, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 20, 2011. The sole purpose of this amendment is to disclose, as required by SEC regulations, the Company’s decision on how frequently it intends to hold future shareholder advisory votes on executive compensation. No other changes have been made to the original filing of this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As reported in the original filing of this report, at the Company’s 2011 Annual Meeting of Shareholders held on May 19, 2011, the Company’s shareholders voted, on an advisory basis, in favor of holding future advisory votes on executive compensation once every year, as was recommended by the Company’s Board of Directors. Consistent with the results of the shareholder advisory vote, the Company intends to hold future shareholder advisory votes on executive compensation on an annual basis until the next shareholder vote on the frequency of such advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN ASSOCIATES, INC.

	By:	/s/ Dennis B. Story
Date: October 14, 2011		Dennis B. Story Executive Vice President, Chief Financial Officer and Treasurer

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